UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2002




                                CINEMA RIDE, INC.
             (Exact name of registrant as specified in its charter)




         Delaware                    0-24592                  95-4417467
      (State or other        (Commission File Number)      (I.R.S. Employer
       jurisdiction                                     Identification Number)
     of incorporation)




                               12001 Ventura Place
                                    Suite 340
                          Studio City, California 91604
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (818) 761-1002


                                 Not applicable
         (Former name or former address, if changed since last report.)

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ITEM 5.     OTHER EVENTS

      On December 31, 2002, Cinema Ride, Inc. issued a press release with respect to litigation that it had instituted on December 24, 2002 against its joint venture partner of its new Las Vegas business venture, Tickets2Nite, a copy of which is attached hereto as Exhibit 20.1.



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      c. Exhibits:

      A list of exhibits required to be filed as part of this report is set forth in the Index to Exhibits, which immediately precedes such exhibits, and is incorporated herein by reference.

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




                                  SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         CINEMA RIDE, INC.
                                         -----------------
                                           (Registrant)




 Date:  January 2, 2003             By:  /s/ MITCHELL J. FRANCIS
                                         -------------------------------------
                                         Mitchell J. Francis
                                         President and Chief Executive Officer

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                                INDEX TO EXHIBITS



Exhibit
Number            Description
-------           -----------

99.1              Press release dated December 31, 2002

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